UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 19, 2008


                              NOBLE ROMAN'S, INC.
              (Exact name of Company as specified in its charter)


         Indiana                         0-11104                35-1281154
(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)         Identification No.)

    One Virginia Avenue, Suite 800
         Indianapolis, Indiana                                      46204
(Address of principal executive offices)                         (Zip Code)

                                 (317) 634-3377
               (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

On March 19, 2008, Noble Roman's, Inc. (the "Company") issued a press release announcing that the Company had engaged Roth Capital Partners, LLC pursuant to a letter agreement to act as its financial advisor to advise and assist the Company with respect to defining objectives and evaluating certain strategic alternatives to enhance shareholder value.

A copy of that press release is furnished as an exhibit to this report and is incorporated herein by reference. The information in this report, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01   Financial Statements and Exhibits.

            (d) The following exhibits are furnished as part of this report:

            Exhibit Number            Description

                  99 Press Release dated March 19, 2008, issued by Noble Roman's, Inc.


                                *      *      *




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2008

                                              NOBLE ROMAN'S, INC.



                                              By: /s/ Paul W. Mobley
                                                  Paul W. Mobley
                                                  Chief Executive Officer and
                                                  Chief Financial Officer